Federated Intermediate Municipal Trust
A Portfolio of Intermediate Municipal Trust
INSTITUTIONAL SHARES (TICKER FIMYX)
SERVICE SHARES (TICKER FIMTX)

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUS AND PROSPECTUS
Federated Intermediate Municipal Trust (FIMT) has entered into an Agreement and Plan of Reorganization (the “Agreement”) providing for: (i) the transfer of all or substantially all of the assets of PNC Intermediate Tax-Exempt Bond Fund (PITXB) (which offers Class A Shares, Class C Shares and Class I Shares) (the “PITXB Shares”) in exchange solely for Institutional Shares (with respect to Class I Shares) and Service Shares (with respect to Class A and Class C Shares) of FIMT; (ii) the distribution of Institutional Shares and Service Shares of FIMT to the holders of the outstanding PITXB Shares; and (iii) the liquidation and termination of PITXB upon the terms and conditions set forth in the Agreement (the “Reorganization”).
The above-described Reorganization was approved by PITXB shareholders at a special meeting of shareholders held on November 5, 2019, and the Reorganization became effective at 4:00 p.m. Eastern time on November 15, 2019. Accordingly, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses applicable to Institutional Shares and Service Shares described in the footnote to the table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) December 1, 2020; or (b) the date of the next effective Prospectus of FIMT.
December 19, 2019
Federated Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454948 (12/19)
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